Exhibit 10.5

VALIDITY AGREEMENT

THIS VALIDITY AGREEMENT (this “Agreement”) is made as of the 7th day of November, 2008, by and among Karim Farghaly (the “Principal”) and Full Circle Partners, LP, a Delaware limited partnership (the “Secured Party”).

RECITALS

A.        The Principal is the Vice President Sales of Empire Interactive, Inc., a corporation incorporated under the laws of Maryland (“Company”), and has considerable expertise and familiarity in the management of Company's business.

B.        Company, other Guarantors party thereto, the Borrower party thereto, and Secured Party (as Agent on behalf of the Lenders) are parties to a Loan, Guaranty and Security Agreement dated the date of this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”). Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.

C.        Under the Loan Agreement, Borrower has obtained and is currently indebted under, and may obtain in the future, certain loans or other financial accommodations which are part of the Obligations of Borrower to Secured Party. The Obligations are secured by the Collateral as set forth in various agreements between Company, Borrower, the other Guarantors, and Secured Party.

D.        A condition of the making of the Loans is that the Principal enter into this Agreement.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the premises, and for other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, Secured Party, the Principal and Company hereby agree as follows:

1.	Recitals.

The parties hereto hereby acknowledge and agree that to the best of their knowledge the Recitals are true and accurate in each and every respect.

2.	Assurances By Principal.

The Principal covenants and agrees for the benefit of the Secured Party that in the event of a final, non-appealable judicial determination of the occurrence of (a) fraud committed by the Principal in connection with the Loans and/or Collateral, or (b) an intentional material misrepresentation by the Principal in connection with the Loans and/or Collateral, the Principal shall unconditionally, without setoff or deduction, indemnify, defend and hold Secured Party harmless from any and all loss or damages (including, without limitation, reasonable attorneys’ fees and other expenses and costs) but only to the extent resulting from such fraud or intentional material misrepresentation. Secured Party's books and records shall be prima facie evidence of the amount of any such loss or damage and any related expenses or costs.

3.	Default; Waiver; Etc.

(a)       Any default by the Principal under Section 2 of this Agreement will cause immediate and irreparable injury to Secured Party and will authorize recourse against the defaulting party by Secured Party, to include injunction, specific performance and all other legal or equitable remedies.

(b)       The Principal agrees to pay all of Secured Party's reasonable attorney’s fees and expenses relating to a default by the Principal under this Agreement.

(c)       Neither Secured Party's entering into this Agreement, nor any failure on the part of Secured Party in exercising any right, power, or privilege under one or more of the instruments, security agreements or other documents relating to the Loans shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. Secured Party's acceptance of this Agreement shall in no way be deemed to obligate Secured Party to make any Loans. This Agreement is intended solely for the benefit of Secured Party, its successors and assigns to be used in the exercise of its absolute discretion from time to time and shall not be interpreted to place on it directly or indirectly any obligation or duty whatsoever to enforce the obligations of the Principal hereunder.

4.	Termination.

This Agreement shall terminate upon the earliest of (a) the date on which Secured Party has received payment of all amounts due and owing under the Loan Agreement, including all fees and expenses of Secured Party due and owing under the Loan Documents, and all commitments of Secured Party to provide loans or other credit accommodations to Borrower have terminated, or (b) the date on which the Collateral shall have been completely liquidated, with insubstantial exceptions.

5.	Entire Agreement.

Principal and Secured Party acknowledge that this written agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There is no unwritten oral agreements between the parties.

6.	Governing Law.

THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH STATE, AND EACH PARTY HEREBY AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO PRINCIPAL AND COMPANY AT THE ADDRESS AS IT APPEARS AT

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THE FOOT OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID. EACH PARTY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT ANY PARTY’S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY PARTY’S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANOTHER PARTY OR HIS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

7.         EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, AND (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO. IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTIONS SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

PRINCIPAL

Name:
Address:

[Signature page to Validity Agreement]

SECURED PARTY

FULL CIRCLE PARTNERS, LP
By its Investment Manager
FULL CIRCLE FUNDING, LP
By its Managing Partners

By:
Name:
Title:

By:
Name:
Title:
Full Circle Partners, LP Full Circle Funding, L.P. 800 Westchester Avenue, Suite S-620 Rye Brook, NY 10573 Attn.: Robert A. Blum Facsimile No.:(203) 286-1445

[Signature page to Validity Agreement]

STATE OF ___________________

COUNTY OF _________________

Before me, the undersigned authority, on this date personally appeared Karim Farghaly, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledge to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal this ___ day of ____________, 2008.

______________________________________

Notary Public

( S E A L )

My Commission Expires:

_____________________

[Notary Public to the Validity Agreement]